UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2018
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 10, 2018, the Board of Directors (the “Board”) of United Technologies Corporation (the “Company”) elected Christopher J. Kearney and Denise L. Ramos as directors of the Company, effective as of December 10, 2018. In connection with the election of Mr. Kearney and Ms. Ramos, the Board increased its size from 12 to 14 directors, effective as of December 10, 2018, and they will join the Board to fill the resulting vacancies.
The Board has determined that Mr. Kearney and Ms. Ramos qualify as independent directors under the New York Stock Exchange listing standards and the Company's Director Independence Policy.
Mr. Kearney and Ms. Ramos will participate in the compensation program for non-employee directors as described in Exhibits 10.9, 10.10 and 10.11 to UTC’s Annual Report on Form 10-K (Commission file number 1-812) for the fiscal year ended December 31, 2017 and in Exhibit 10.1 in UTC's Current Report on Form 8-K dated May 3, 2018.
The Board has appointed Mr. Kearney to the Audit Committee and the Finance Committee, effective as of December 10, 2018, and appointed Ms. Ramos to the Audit Committee and the Compensation Committee, also effective as of December 10, 2018.
A copy of the Company’s press release announcing the elections of Mr. Kearney and Ms. Ramos is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On October 10, 2018, as part of its periodic review of corporate governance matters and on-going shareowner engagement, the Board approved and adopted amended and restated Bylaws. The amendment reduces the qualifying share ownership needed to request that the Secretary of the Company call a special meeting from at least 25 percent to 15 percent (“Special Meeting Threshold”) of outstanding shares entitled to vote generally in the election of directors. There were no other changes to the Bylaws.

The amended and restated Bylaws approved and adopted by the Board became effective immediately. The Board intends to seek shareowner ratification of the new Special Meeting Threshold at the Company's 2019 Annual Meeting.
The foregoing summary of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Exhibit Description

3.2	Bylaws of United Technologies Corporation, as amended and restated effective October 10, 2018.

99.1	Press release, dated October 10, 2018, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: October 10, 2018	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel